Kleinwort
                                 Benson
--------------------------------------------------------------------------------
                                   Australian
                                   Income Fund, Inc.

Annual Report
October 31, 1995

Kleinwort Benson Australian Income Fund, Inc.
Report to Shareholders

--------------------------------------------------------------------------------

To Our Shareholders,

      During the twelve months ended October 31, 1995, the total value of the Fund appreciated, with especially strong performance in late 1994 and during the last quarter of the financial year. Optimism returned to the Australian bond market as interest rate pressures eased globally, pushing prices to their highest level since May 1994. In addition, the Australian dollar rallied over the period as a whole, maintaining the upward trend in place for the past two years. The Fund's position in New Zealand bonds further enhanced income and capital returns, because while bond prices rose broadly in line with Australia, the New Zealand dollar appreciated markedly against both the Australian and US dollars. Over the financial year, the Fund was able to take advantage of these trends and fulfill its primary objective of producing a high level of income return, while also succeeding in raising the capital value of the underlying assets. At October 31, 1995, the Fund's closing market price was $9.25, a discount of 8.23% to its net asset value of $10.08.

      For the year ended October 31, 1995, the Fund achieved a total return on net asset value of 17.93% (with income reinvested and assuming full primary subscription in the rights offering). The monthly dividend rate was raised to $0.065 per share in 1995, giving the Fund a dividend yield of 9.6% (based on the Fund's stock price at October 31, 1995 and the income distributions over the past year). This income return was superior to comparable US cash and bond investments. A rights offering to shareholders was successfully concluded in May 1995 and raised net proceeds to the Fund of $17.5 million.

      A further analysis of the Fund's performance since inception is provided on page three of this report.

MARKET SUMMARY

      A more comprehensive discussion of the major economic trends in Australia and New Zealand is provided in the Economic Review together with an analysis of developments over the past year in the debt and currency markets. In brief, both economies experienced strong rates of growth and declining unemployment during the past twelve months. However, as the year progressed, economic activity slowed and indicators began to highlight the mature nature of the business cycle. Inflation has remained low by historic standards, with particular success at resisting price pressures evident in New Zealand. Nevertheless, consumer price inflation has accelerated and, in Australia, may not yet have reached the peak. Accordingly, while the determined action taken on interest rates in 1994 might prove to have been sufficient, central banks have retained a cautious approach to monetary policy despite a deceleration in growth, as long-term inflation control remains the primary objective.

      In this environment, short-term interest rates have risen over the period under review but, since March, money markets have become less convinced about the need for further official rate hikes. Indeed in New Zealand, the yield curve has become steeply downward sloping for maturities of up to three years, as a near term reduction is expected. The slowdown in growth and emerging optimism on short-term interest rates has enabled a more positive outlook to develop in both the Australian and New Zealand bond markets as the risk of accelerating inflation has waned considerably. The combination of a potential slowing in domestic demand and rigorous monetary discipline also gave an overall favorable slant to the foreign exchange markets, although both currencies experienced

--------------------------------------------------------------------------------

fluctuating fortunes over the financial year. The rise in the New Zealand dollar was more impressive than that of the Australian dollar as current account concerns intensified in the first half of 1995 and restricted the scope for gains in the Australian currency.

      Against this encouraging background for Australasian bonds, the average life of investments in the Fund was extended gradually from April. This increased the yield on the portfolio, with the purchases having been effected mainly when Australian yields moved to over 250 basis points (2.5%) above US equivalents. The additional capital generated by the rights offering was employed in accordance with this strategy, allowing the Fund to increase the proportion of assets in longer dated securities. Moreover, we continued to place emphasis on purchasing bonds exempt from Australian withholding tax.

      The prospects for further capital gains in Australian and New Zealand bonds during the next financial year are favorable, with yields likely to have passed the cyclical peak. Nevertheless, accounting for the risks that growth and inflation may not decline meaningfully, the Fund will maintain a conservative overall interest rate exposure, consistent with emphasizing a high level of income.

      At this time the Board would like to acknowledge the retirement during the past year of Henry G. Lang, a Director of the Fund since 1986. Mr. Lang, a former Secretary of the Treasury of New Zealand, had served the Fund with distinction since its inception and the Board extends their thanks for his service and wishes him the best of luck in retirement.

On behalf of the Board of Directors,





Sir Robert Cotton                                             David Felder
Chairman                                                      President

November 22, 1995


--------------------------------------------------------------------------------
  PORTFOLIO SUMMARY

      At October 31, 1995, the average maturity of the Fund's portfolio was 6.4 years, with an average duration of 4.3 years, while the average current yield to maturity was 8.0%.

--------------------------------------------------------------------------------

Kleinwort Benson Australian Income Fund, Inc.
Performance from Inception through October 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment


   [The following table is represented as a line graph in the printed report]


                                Market   Net Asset    Aust.       U.S.
                                Value      Value      Index      Index
                                -----      -----      -----      -----
          11/86                 10000      10000      10000      10000
          10/87                  9165      11102      11687      10041
          10/88                 14679      15899      16812      11077
          10/89                 15010      15993      17137      12359
          10/90                 14664      18470      20426      13075
          10/91                 20969      23178      25846      14965
          10/92                 21388      22775      26021      16527
          10/93                 23363      25656      29557      18687
          10/94                 23776      26482      30145      17864
          10/95                 27511(1)   31231(2)   36488(4)   20601(3)


Since its inception in 1986, the Fund has achieved an average annualized return on market value of 12.02%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average annualized return has been 13.62%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.44%.


-------------------------------------------------------------------------------------------------------------------------
                  Annualized                                                                                     Since
                 Performance                                         1 Year        3 Years       5 Years       Inception+
-------------------------------------------------------------------------------------------------------------------------
  Fund Market Value (1)                                              15.74%         8.76%         13.42%         12.02%
-------------------------------------------------------------------------------------------------------------------------
  Fund Net Asset Value (2)                                           17.93%        11.10%         11.08%         13.62%
-------------------------------------------------------------------------------------------------------------------------
  Salomon Brothers US Gov't Bond Index (3)                           15.32%         7.62%          9.52%          8.44%
-------------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Australian Gov't Bond Index (4)                   21.04%        11.93%         12.30%         15.62%
-------------------------------------------------------------------------------------------------------------------------




      +   Fund commenced operations November 28, 1986.

     (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.

     (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.

  (3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

          Please remember that past performance may not be indicative of future results.

--------------------------------------------------------------------------------

ECONOMIC REVIEW

      Over the past year, global economic activity, while strong in certain areas, has failed to meet expectations formed in 1994 following the sharp expansion in North America and Europe. The United States economy has continued to exceed growth rates in continental Europe, where currency pressures and stubborn wage inflation have restricted scope for cuts in interest rates, but the cycle is mature. Meanwhile, the Japanese economy remains depressed with the authorities struggling to tackle the crisis in the financial sector.

Australia

      The Australian economy has been one of the most robust amongst industrialized nations, with growth levels superior to Europe and North America. Nevertheless, activity has evidently slowed, indicating that the peak in the annual GDP expansion rate occurred in September 1994. The National Accounts for the quarter ending September 1995, reported a rise of 1.6% in GDP (A) -- the average measure of Gross Domestic Product. Inventory accumulation contributed meaningfully to growth together with private consumption and, to a lesser extent, net exports. Dwelling and business investment were flat over the three months to September, while public sector final demand contracted. Notably, farm GDP rebounded considerably following the easing of drought conditions. During 1995 the annual growth rate has declined, with 3.3% recorded for the twelve months to September. This compares with 6% over the year to September 1994 and an average of 5% for 1994 as a whole.

      The improvement in retail demand experienced in the three months to June continued into the third quarter of 1995. Turnover was up 1.4%, which will contribute 0.3% to GDP quarterly expansion. This surge in household spending followed months of falling unemployment and real wage rises, coupled with heightened optimism that mortgage interest rates had reached a plateau. However, various leading indicators together with signs that both employment gains and real disposable income growth may have peaked, imply that consumption is likely to suffer over the next six months.

      The Westpac-Melbourne Institute index of consumer sentiment has been volatile over the past year. The downtrend set in place during 1994 by concerns about mortgage costs was reversed in early 1995, as improved job prospects dominated sentiment. However, in the last four months of the Fund's financial year, employment has disappointed with the index settling at 105.5 from a cyclical high of 125.5 in June 1994 and a recent low of 91.1 in February 1995.

      Strong economic growth, albeit at a decelerating rate over the past year, has facilitated considerable gains in employment. Over the year to October 1995, employment rose by 226,400 (2.8%). Concomitantly, the unemployment rate has fallen to 8.7% from 9.1%, well below the cyclical high of 11.1% in October 1993. Moreover, job prospects have improved primarily in the full-time sector and the positive economic outlook has encouraged an increase in the number of people actively seeking work. Nevertheless, in the last quarter of the Fund's financial year, this positive labor market outlook did become tarnished slightly. Employment fell nearly 50,000 in this period and unemployment rose from the low of 8.2%. This modest increase in the jobless rate had been forecast by the ANZ job advertisements series -- a leading indicator -and recent data suggests that employment growth should decline towards 2% over the next six months.

--------------------------------------------------------------------------------

      The acceleration in economic activity in 1994 has caused a rise in inflationary pressures. Annual headline consumer price inflation has climbed from 1.9% in September 1994 to 5.1% in September 1995. Although rising mortgage interest rate charges and increased levies on tobacco and alcohol have influenced the acceleration, underlying price pressures have intensified. According to the Treasury's methodology, underlying inflation rose by 1.2% in the quarter to end September -- in line with the quarterly CPI rise -- driven primarily by the services component due to higher wage costs. On an annual basis, underlying inflation has risen from 2.0% to 3.1% over the past year, just above the Reserve Bank of Australia's (RBA) unofficial desired range of 2%-3%.

      Wage inflation is the main concern for the RBA, as unit labor costs are under upward pressure and productivity growth is slowing. Average Weekly Ordinary Time Earnings (AWOTE) were up 1.2% in the three months to August, giving an annual rate of 5.3%, compared with 2.9% a year earlier. However, on these figures, the rate of real wage growth has begun to slow, as CPI inflation has begun to accelerate faster than AWOTE. This implies a slowing in real disposable income gains bringing a slowdown in spending and, ultimately, restricting further acceleration in service sector price rises -- the more problematic component of underlying inflation. Moreover, it is important to note that even if underlying inflation reaches 4%, this will be substantially below the peak of 6.4% recorded in the previous cycle.

      With domestic demand remaining strong relative to global trends, the current account balance deteriorated for most of the year under review. For the fiscal year to June 1995, the accumulated current account deficit was A$27.4 billion (6% of GDP), up from A$16.6 billion in the previous twelve month period. During the Fund's financial year, the monthly shortfall rose from just under A$2 billion to beyond A$3 billion in May, before recovering steadily towards A$1.5 billion by September. This recent improvement has occurred due to the positive effect on exports of a modest decline in the Australian dollar during the first half of 1995 and a slowing in the rate of import penetration as domestic activity eased.

      While such developments in the balance of payments situation bode well for the political fortunes of the incumbent Labour government, the turn in employment trends and consequent worsening in consumer confidence have damaged the credibility of Prime Minister Paul Keating. His prospects have also been dented by his party's poor result in the Queensland election held in July. Accordingly, although erratic in forecasting magnitude, recent polls conducted regarding the Federal election, to be held by May 1996, show a clear lead for the opposition National/Liberal Coalition led by John Howard.

New Zealand

      During the Fund's financial year, growth rates in New Zealand continued to exceed those in Australia, although activity has also slowed from its highs in 1994. In the June quarterly release of national accounts data, the production based measure of GDProse only 0.3%, compared with an expansion rate of 0.9% in the three months to March 1995. The mining, trade and manufacturing sectors dragged growth lower, while agriculture, electricity and construction registered the most marked increase. Overall, the annual growth rate has slowed from 6.3% in June 1994 to 5.5% in June 1995.

--------------------------------------------------------------------------------

      The high levels of activity have clearly brought capacity constraints and hence a rise in inflation. However, the Reserve Bank of New Zealand (RBNZ) has demonstrated considerable resolve towards tightening monetary policy at the slightest detection of any intensification in inflationary pressure. Accordingly, both headline and underlying consumer price inflation have risen by less than in Australia. For the September quarter, the CPI rose 0.2%, driven mainly by increases in the housing (rents primarily) and recreation groups with major declines in food prices and credit service costs. On an annual basis CPIinflation rose from 1.8% in September 1994 to a high of 4.6% in June 1995, before easing to 3.5% in September.

      Underlying inflation also appears to have passed its peak, recording 2.0% for the year to September 1995, up from the 1.2% for the same period to September 1994, but lower than the 2.2% for the twelve months ended June 1995. Indeed, with the underlying rate returning within the RBNZ's official 0% to 2% target range and growth decelerating, the central bank signaled a cautious easing in monetary policy on October 17th.

DEBT MARKETS

      Against the background of improving bond sentiment world-wide and recognition of the responsible approach to monetary and fiscal policy in Australia, bond yields fell substantially during the Fund's financial year. Short-term interest rates rose sharply in the early part of the period, as the money markets expected the considerable tightening in monetary policy in 1994 to be continued into 1995. However, the RBA has not taken action since the 1.0% increase in the cash rate target to 7.5% on December 14, 1994. Accordingly, with growth rates slowing, the 90-day bank bill rate, after having reached 8.5% in January 1995, declined steadily to 7.5% in June and has since remained stable. This represents a rise of only 1.0% over the year as a whole and indicates that the market has attached a low probability to any further tightening. Ten year bond yields fell from over 10.5% to 8.8% over the twelve months to October 31, 1995, slightly above the low of 8.3% in early October. The yield curve has therefore flattened considerably, while the yield premium over US equivalents ended the period close to October 1994 levels at 2.5%, after having widened beyond 3.0% in early 1995.

      While the shift in New Zealand bond yields was broadly parallel, shorter term interest rates, as the main instrument for currency control, fluctuated considerably. Bond yields fell from around 9.0% in October last year to just above 7.0%. The three month bank bill rate ended the period virtually unchanged at 8.2%, although it traded in a range between this level and a high of 9.7%. The yield curve remained flat between three and 10 year bond maturities, but the short end became inverted as market expectations of falls in interest rates increased with annual inflation rates slowing meaningfully for the first time this cycle.

AUSTRALIAN AND NEW ZEALAND DOLLARS

      Although both the Australian (A$) and New Zealand (NZ$) dollars appreciated over the period under review as a whole, the NZ$ strengthened more substantially and exhibited lower volatility. Both currencies rose considerably in the early part of the Fund's financial year as official interest rates rose to prevent a rapid acceleration in inflation, given the strong pace of growth in 1994.

      However, after reaching a high of nearly US$0.78 in early January, a marked deterioration in the current account balance sent the A$ down to a low of just under US$0.71 by mid-July. A similarly sharp recovery in the last few

--------------------------------------------------------------------------------

months of the financial year was facilitated by improving external deficit data as the foreign exchange markets assumed that the worst had passed. The A$ ended the year just over US$0.76, with an overall appreciation of just over 2.5% in the trade weighted index.

      Although the NZ$ ended the year off its highs, the uptrend over the period was more pronounced as current account difficulties were less acute and the RBNZ moved quickly to reverse temporary bouts of weakness. Accordingly, the trade weighted index -- monitored closely by the central bank -- rose from 57.8 to 62.1, with a high of 62.6 in mid-September. Against the US$, the NZ$ ended October just over $0.66.

Kleinwort Benson Australian Income Fund, Inc.
Portfolio of Investments and Cash on Deposit
October 31, 1995


-----------------------------------------------------------------------------------------------------------------------------------

Long-Term Investments -- 91.3%

Principal Amount                                                                                           Value (US$)
----------------                                                                                           ----------
Australian Government and Semi-Government Bonds -- 66.5%
                     Australian Government Bonds -- 21.3%
 A$ 6,000,000        Commonwealth Government Bond             12.5% due 9/15/97 .....................      $ 4,943,085
   12,000,000        Commonwealth Government Bond             12% due 11/15/01 ......................       10,698,167
    6,000,000        Commonwealth Government Bond             10% due 2/15/06 .......................        4,941,852
                                                                                                           -----------
                                                                                                            20,583,104
                                                                                                           -----------
                     Semi-Government Bonds with Eurobond Structure -- 31.3%
 A$12,700,000        Queensland Treasury Corp.                8% due 5/14/03 ........................        9,250,975
    6,700,000        South Australian Finance Authority       7.75% due 6/30/03 .....................        4,752,843
   17,400,000        Queensland Treasury Corp.                6.5% due 6/14/05 ......................       11,150,303
    7,900,000        New South Wales Treasury Corp.           6.5% due 5/1/06 .......................        5,002,316
                                                                                                           -----------
                                                                                                            30,156,437
                                                                                                           -----------
                     Other Semi-Government Bonds -- 13.9%
 A$ 4,000,000        State Electricity Commission
                       of Queensland                          13% due 7/1/96 ........................        3,156,173
    4,000,000        Tasmanian Public Finance Corp.           13% due 11/1/96 .......................        3,205,321
    4,000,000        Western Australia Treasury Corp.         12.5% due 4/1/98 ......................        3,349,932
    4,000,000        Victorian Public Finance Authority       12.5% due 10/15/03 ....................        3,658,867
                                                                                                           -----------
                                                                                                            13,370,293
                                                                                                           -----------
Total Australian Government and Semi-Government Bonds-- (Cost $55,788,883) ..........................       64,109,834
                                                                                                           -----------
Eurobonds -- 16.5%
 A$ 2,500,000        Deutsche Bank Australia                  9.75% due 4/8/97 ......................        1,944,842
    5,800,000        Toyota Motor Credit Corp.                10.75% due 3/6/98 .....................        4,644,579
    2,500,000        Unilever Australia Ltd.                  12% due 4/8/98 ........................        2,051,964
    3,300,000        Export Finance & Insurance Corp.         9% due 3/26/03 ........................        2,510,632
    5,890,000        Eurofima                                 9.875% due 1/17/07 ....................        4,716,650
                                                                                                           -----------
Total Eurobonds-- (Cost $14,730,077) ................................................................       15,868,667
                                                                                                           -----------
Australian Corporate Bond -- 3.5%
 A$ 4,000,000        National Australia Bank                  12% due 7/15/99-- (Cost $3,100,973) ...        3,379,153
                                                                                                           -----------
New Zealand Government Bond -- 4.8%
 NZ$ 6,700,000       New Zealand Government Bond              8% due 11/15/06-- (Cost $4,315,668) ...        4,668,084
                                                                                                           -----------

Total Long-Term Investments-- (Cost $77,935,601) ....................................................       88,025,738
                                                                                                           -----------

Cash on Deposit -- 6.4%
  A$ 8,013,417       Brown Brothers Harriman & Co., upon demand at 6.25%-- (Cost $5,762,142) ........        6,104,219
 US$   53,069        Brown Brothers Harriman & Co., upon demand at 4.75%-- (Cost $53,069) ...........           53,069
                                                                                                           -----------
Total Cash on Deposit -- (Cost $5,815,211) ..........................................................        6,157,288
                                                                                                           -----------
Total Portfolio of Investments and Cash on Deposit -- 97.7% (Cost $83,750,812) ......................       94,183,026
Other Assets less Liabilities -- 2.3% ...............................................................        2,206,973
                                                                                                           -----------
Net Assets -- 100.0% ................................................................................      $96,389,999
                                                                                                           ===========


See Notes to Financial Statements.

Kleinwort Benson Australian Income Fund, Inc.
Statement of Assets and Liabilities


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     October 31, 1995   October 31, 1994
                                                                                     ----------------   ----------------
ASSETS:
      Investments, at value (cost $77,935,601 and $65,983,290, respectively) ....      $ 88,025,738       $ 68,902,389
      Cash on deposit:
           Foreign currency (cost $5,762,142 and $798,857, respectively) ........         6,104,219            804,017
           US dollars ...........................................................            53,069             87,039
      Interest receivable .......................................................         3,038,152          2,527,289
      Prepaid expenses ..........................................................             6,524              6,878
      Other assets ..............................................................             7,317              7,317
                                                                                        -----------        -----------
          Total assets ..........................................................        97,235,019         72,334,929
                                                                                        -----------        -----------

LIABILITIES:
      Dividends payable .........................................................           621,637            430,364
      Investment advisory fee payable ...........................................            56,525             41,950
      Directors' fees and expenses payable ......................................            14,215              9,684
      Other accrued expenses ....................................................           152,643            167,775
                                                                                        -----------        -----------
          Total liabilities .....................................................           845,020            649,773
                                                                                        -----------        -----------
          Net assets ............................................................       $96,389,999        $71,685,156
                                                                                        ===========        ===========

NET ASSETS:
      Net assets were comprised of:
        Common stock, at $0.001 par .............................................         $   9,564          $   7,173
        Paid-in capital .........................................................        85,551,096         67,980,486
                                                                                        -----------        -----------
                                                                                         85,560,660         67,987,659
      Accumulated undistributed net investment income ...........................         1,066,228            751,410
      Accumulated undistributed net realized gain (loss) on
        investment and foreign currency transactions ............................          (748,847)             4,646
      Net unrealized appreciation on investments and foreign currencies .........        10,511,958          2,941,441
                                                                                        -----------        -----------
          Net assets ............................................................       $96,389,999        $71,685,156
                                                                                        ===========        ===========

      Shares of common stock issued and outstanding .............................         9,563,653          7,172,740
                                                                                        -----------        -----------
      Net asset value per share .................................................            $10.08              $9.99
                                                                                             ======              =====




See Notes to Financial Statements.

Kleinwort Benson Australian Income Fund, Inc.
Statement of Operations
Throughout each period


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Fiscal year ended October 31,
                                                                                            1995               1994
                                                                                            ----               ----
NET INVESTMENT INCOME:
Investment Income:
      Interest and discount earned (net of foreign withholding taxes of
        $392,294 and $383,702, respectively) .....................................      $ 8,211,336        $ 6,943,174
                                                                                        -----------        -----------

Expenses:
      Investment advisory fees ...................................................          584,994            523,737
      Custodian fees .............................................................          183,491            185,311
      Directors' fees and expenses ...............................................          119,830            124,940
      Audit and tax services .....................................................           53,860             53,960
      Transfer agent fees ........................................................           44,180             48,180
      Printing ...................................................................           38,040             35,040
      Postage ....................................................................           24,455             21,375
      Stock exchange listing fee .................................................           16,292             16,664
      Legal ......................................................................           13,570             14,416
      Insurance ..................................................................            4,394              4,991
      Miscellaneous ..............................................................           18,760             16,411
                                                                                        -----------        -----------
      Total operating expenses ...................................................        1,101,866          1,045,025
                                                                                        -----------        -----------
      Net investment income* .....................................................        7,109,470          5,898,149
                                                                                        -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
      Investment transactions* ...................................................         (768,608)            13,763
      Foreign currency transactions** ............................................          666,676            335,567
                                                                                        -----------        -----------
      Total net realized gain (loss) .............................................         (101,932)           349,330
                                                                                        -----------        -----------
Change in unrealized appreciation (depreciation) on:
      Investments* ...............................................................        5,498,565        (10,646,881)
      Foreign currency denominated assets and liabilities** ......................        2,071,952          6,864,374
                                                                                        -----------        -----------
      Total net unrealized appreciation (depreciation) ...........................        7,570,517         (3,782,507)
                                                                                        -----------        -----------
      Net realized and unrealized gain (loss) on investments and
        foreign currencies .......................................................        7,468,585         (3,433,177)
                                                                                        -----------        -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................................      $14,578,055        $ 2,464,972
                                                                                        ===========        ===========


 * Net increase in net assets before foreign currency gain (loss) was $11,839,427 and ($4,734,969), respectively.

** Net realized and unrealized foreign currency gain was $2,738,628 and $7,199,941, respectively.


See Notes to Financial Statements.

Kleinwort Benson Australian Income Fund, Inc.
Statement of Changes in Net Assets
Throughout each period


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Fiscal year ended October 31,
                                                                                            1995               1994
                                                                                            ----               ----
INCREASE (DECREASE) IN NET ASSETS
Operations:
      Net investment income ......................................................      $ 7,109,470       $ 5,898,149
      Net realized gain (loss) on investment and
        foreign currency transactions ............................................         (101,932)          349,330
      Change in unrealized appreciation (depreciation) on
        investments and foreign currency denominated assets and liabilities ......        7,570,517        (3,782,507)
                                                                                        -----------       -----------
      Net increase in net assets resulting from operations .......................       14,578,055         2,464,972
                                                                                        -----------       -----------

Distributions to shareholders:
      From net investment income .................................................       (7,337,713)       (5,580,392)
      From net realized gain on investment and
        foreign currency transactions ............................................          (14,346)         (157,800)
                                                                                        -----------       -----------
      Net decrease in net assets resulting from
        distributions to shareholders ............................................       (7,352,059)       (5,738,192)
                                                                                        -----------       -----------

Capital stock transactions:
      Net asset value of shares issued
        through rights offering ..................................................       17,478,847              --
                                                                                        -----------       -----------
        Total increase (decrease) in net assets ..................................       24,704,843        (3,273,220)
                                                                                        -----------       -----------

NET ASSETS:
      Beginning of period ........................................................       71,685,156        74,958,376
                                                                                        -----------       -----------
      End of period (including accumulated undistributed
        net investment income of $1,066,228 and $751,410, respectively) ..........      $96,389,999       $71,685,156
                                                                                        ===========       ============



See Notes to Financial Statements.

Kleinwort Benson Australian Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period


-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Fiscal year ended October 31,
                                                        1995         1994           1993         1992             1991
                                                        --------------------------------------------------------------
PER SHARE DATA:
      Net asset value at beginning of period ........    $ 9.99        $10.45        $ 9.97       $11.77        $10.29
                                                         ------        ------        ------       ------        ------
      Net investment income+ ........................      0.84          0.82          0.77         0.92          1.05
      Net realized and unrealized gain (loss) on
        investments and foreign currencies+ .........      0.82         (0.48)         0.47        (1.03)         1.44
                                                         ------        ------        ------       ------        ------
      Total increase (decrease) from operations .....      1.66          0.34          1.24        (0.11)         2.49
                                                         ------        ------        ------       ------        ------
      Distributions to shareholders:
      From net investment income ....................     (0.89)        (0.78)        (0.74)       (1.02)        (1.01)
      From net realized gains on investment and
        foreign currency transactions ...............        --         (0.02)           --        (0.56)           --
                                                         ------        ------        ------       ------        ------
      Total distributions to shareholders ...........     (0.89)        (0.80)        (0.74)       (1.58)        (1.01)
                                                         ------        ------        ------       ------        ------
      Decrease in net assets from capital
        stock transactions ..........................     (0.65)           --         (0.01)       (0.08)           --
                                                         ------        ------        ------       ------        ------
      Offering expenses charged to capital ..........     (0.03)           --         (0.01)       (0.03)           --
                                                         ------        ------        ------       ------        ------
      Net increase (decrease) in net asset value ....      0.09         (0.46)         0.48        (1.80)         1.48
                                                         ------        ------        ------       ------        ------
      Net asset value at end of period ..............    $10.08        $ 9.99        $10.45       $ 9.97        $11.77
                                                         ======        ======        ======       ======        ======

      Per share market value at end of period .......    $ 9.25       $ 9.125        $ 9.75      $ 9.625        $11.00
      Total investment return (1) ...................     15.74%         1.77%         9.23%        2.00%        43.00%
      Net asset value return (2) ....................     17.93%         3.22%        12.65%       (1.74)%       25.49%
      Net assets at end of period (in 000's) ........   $96,390       $71,685       $74,958      $69,564       $74,651
      Number of shares outstanding at
        end of period (in 000's) ....................     9,564         7,173         7,173        6,979         6,345

RATIOS TO AVERAGE NET ASSETS:
      Operating expenses ............................      1.32%         1.40%         1.47%        1.48%         1.62%
      Net investment income .........................      8.51%         7.88%         7.45%        8.20%         9.62%
      Portfolio turnover ............................     56.55%        13.71%         9.69%       53.66%        11.39%



(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.

(2)  Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions at the ex-dividend date net asset value and for rights offerings, assuming full subscription by shareholder.

 + 1991 and 1992 figures restated to reflect reclassification of certain realized and unrealized foreign exchange gain (loss) from a component of net investment income to a component of net realized and unrealized gain
     (loss) on investments and foreign currencies.


See Notes to Financial Statements.

Kleinwort Benson Australian Income Fund, Inc.
Notes to Financial Statements
October 31, 1995

--------------------------------------------------------------------------------

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment  securities and income and expenses -- at
     the  rates  of  exchange   prevailing  on  the  respective  dates  of  such
     transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on securities transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities arising as a result of changes in foreign exchange rates and the change in the value of foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1994 and 1995 were US$0.7426 to A$1.00 and US$0.6155 to NZ$1.00, and US$0.76175 to A$1.00
and US$0.6601 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to

--------------------------------------------------------------------------------

meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain(loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

Implementation of Statement of Position 93-2: During fiscal 1994, the Fund adopted AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP 93-2"). Accordingly, permanent book and tax basis differences relating to net investment income and net realized gain (loss) on investments and foreign currencies have been reclassified to paid-in capital. As of November 1, 1993, such cumulative differences totalling $1,013,828 and $1,659,527 were reclassified from accumulated undistributed net investment income and accumulated net realized gains, respectively, to paid-in capital. Net investment income, net realized gains and net assets were not affected by this  change.  At October  31,  1994,  permanent  book and tax basis differences of $390 and $336,966 were reclassified from accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively, to paid-in capital. At October 31, 1995, such reclassifications were ($543,061) and $637,215, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) to ordinary income for tax purposes.

--------------------------------------------------------------------------------

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets. For the years ended October 31, 1994 and 1995, the Investment Advisor earned $523,737 and $584,994, respectively, under this agreement.

On August 8, 1995, the Fund and the Investment Advisor entered into a new advisory agreement, identical except as to the commencement date, to the prior advisory agreement, following the aquisition of the Investment Advisor's ultimate parent company, Kleinwort Benson Group plc, by Dresdner Bank AG. In accordance with certain provisions of the Investment Company Act of 1940, the new agreement was approved by the Board of Directors and submitted for the approval of shareholders at a special meeting to be held on December 5, 1995.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the year ended October 31, 1994 and 1995, aggregated $67,575,112 and $55,102,789, respectively. Sales of investment securities, other than short-term investments, totaled $9,891,342 and $43,352,323, respectively, during these periods. The portfolio of investments at October 31, 1994 was substantially the same in terms of types of investments to that included herein for October 31, 1995.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1994 and 1995 was as listed below. In addition, the Fund has a capital loss carryforward as of October 31, 1995 of $742,819 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund will not distribute such gains to shareholders.

                                           October 31,      October 31,
                                              1994             1995
                                          ------------     -----------

          Tax basis ..................    $ 67,575,112     $83,704,621
                                          ============     ===========

          Unrealized appreciation ....    $  3,454,604     $10,425,337

          Unrealized depreciation ....      (1,323,310)              0
                                          ------------     -----------

          Net unrealized appreciation     $  2,131,294     $10,425,337
                                          ============     ===========

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 9,563,653 such shares outstanding. During April 1995, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $7.39 per share. Gross proceeds to the Fund were $17,668,847. Total offering costs of $190,000 were charged to capital. There were no transactions in shares of common stock during the fiscal year ended October 31, 1994. The change in common stock in the year ended October 31, 1995, represents the additional par value of $2,391 for the shares issued in the rights offering. The change in paid-in capital of $17,570,610 resulted from the net proceeds in excess of the par value of the shares issued in the rights offering of $17,476,456 and the net SOP 93-2 adjustment of $94,154 (Note 1).


-----------------------------------------------------------------------------------------------------------------------------------

5. Quarterly Results of Operations (Unaudited):
                                                                   Net Realized and Unrealized   Net Increase (Decrease)
                                                  Net Investment    Gain (Loss) on Investments       in Net Assets
                      Total Investment Income         Income          and Foreign Currencies    Resulting from Operations
     For the three    -----------------------   -------------------   ----------------------    -------------------------
     months ended       Total*    Per Share     Total*    Per Share     Total*    Per Share        Total*    Per Share
     ------------       ------    ---------     ------    ---------     ------    ---------        ------    ---------
1995 October 31 ...    $2,352      $0.236      $1,954      $0.196      $5,029      $0.543         $6,984      $0.739
     July 31 ......     2,262       0.227       1,883       0.190       2,280       0.255          4,162       0.445
     April 30 .....     1,979       0.276       1,621       0.226        (658)     (0.092)           963       0.134
     January 31 ...     2,011       0.280       1,651       0.230         818       0.114          2,469       0.344

1994 October 31 ...     1,929       0.269       1,584       0.221      (2,430)     (0.339)          (846)     (0.117)
     July 31 ......     1,880       0.262       1,526       0.213        (392)     (0.054)         1,134       0.158
     April 30 .....     1,783       0.248       1,420       0.198      (5,105)     (0.712)        (3,685)     (0.514)
     January 31 ...     1,735       0.242       1,368       0.190       4,494       0.627          5,862       0.817


----------
* Thousands.

Kleinwort Benson Australian Income Fund, Inc.
Report of Independent Accountants


--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of the Kleinwort Benson Australian Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the October 31, 1995 portfolio of investments and cash on deposit, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kleinwort Benson Australian Income Fund, Inc. (the "Fund") at October 31, 1995 and 1994, the results of its operations and the changes in its net assets for each of the two years in the period ended October 31, 1995, and the financial highlights for each of the five years in the period ended October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 and 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

November 22, 1995

Kleinwort Benson Australian Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits
Tax Information

(Unaudited)

--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston Equiserve (formerly known as Bank of Boston), telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form at the back of the brochure. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Tax Information

      In accordance with United States Federal income tax regulations, a summary for the fiscal year ended October 31, 1995, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed below.

      Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1995 return should be based on the Form 1099 which will be provided to you in January 1996. Those Form 1099's will be based on calendar year tax information which will vary from that reported below.

Distributions to Shareholders:
       Dividends                         $0.893
       Long-term Capital Gains            0.002
       Foreign Taxes (Australia)          0.048
                                        -------
       Total Distributions               $0.943
                                        =======


Distributions by Source:
       Ordinary Income, Foreign Source:
         Australia                       $0.903
         New Zealand                      0.033
                                        -------
         Total Foreign Source             0.936
       Ordinary Income, U.S. Source       0.005
                                        -------
       Total Ordinary Income              0.941
       Long-term Capital Gains            0.002
                                        -------
       Total Distributions               $0.943
                                        =======

Kleinwort Benson Australian Income Fund, Inc.
Shareholder Meeting Results
(Unaudited)


--------------------------------------------------------------------------------

      During the fiscal year ended October 31, 1995, the Fund's Annual General Meeting of Shareholders was held on February 9, 1995. Issues presented for the approval of shareholders were (1) the election of one class of three Directors (Sir Robert C. Cotton, David M. Felder and James J. Foley); and (2) the ratification of the selection of Price Waterhouse LLP as Independent Accountants for the Fund for the fiscal year ended October 31, 1995.

      The election of Directors and the selection of accountants were approved by shareholders by large margins. There were 7,172,710 shares eligible to vote at the meeting and voting results were as follows:

                                                    Number of Shares Voted
                                                    ----------------------
    Issue                                        For      Against   Abstained
    -----                                        ---      -------   ---------

    Election of Directors:

    Sir Robert C. Cotton ..................   6,190,887   122,498        --
    David M. Felder .......................   6,205,262   108,123        --
    James J. Foley ........................   6,207,064   106,321        --

    Selection of Independent Accountants ..   6,154,252    52,749   106,385

      Directors whose term of office continued after the meeting also included Leonard T. Hinde, Henry G. Lang, The Earl of Limerick, Nigel S. MacEwan and G. William Miller.

      On December 5, 1995, a Special Meeting of Shareholders was held to approve a new Investment Advisory Agreement between the Fund and Kleinwort Benson Investment Management Americas Inc. (See Note 2 on page 15 of the accompanying financial statements). At the meeting, the resolution was approved by shareholders, with over 97% of those shares represented at the meeting having voted in favor of the proposal. There were 9,563,653 shares eligible to vote at the meeting and voting results were as follows:

                                                    Number of Shares Voted
                                                    ----------------------
    Issue                                        For      Against   Abstained
    -----                                        ---      -------   ---------

    Approval of Advisory Agreement ........   8,200,064    83,771   125,592

                                                       Kleinwort
                                                       Benson
                                                       ---------
                                                         Australian
                                                         Income Fund, Inc.
--------------------------------------------------------------------------------

Directors and Officers
Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia
David M. Felder
Director and President
London, England
James J. Foley
Director
Belmont, MA
Leonard T. Hinde
Director
Cremorne,  NSW,  Australia
The Earl of Limerick
Director
London, England
Nigel S. MacEwan
Director
Darien,  CT
G. William Miller
Director and Deputy Chairman of the Board
Washington, DC
Francis M. Harte
Treasurer and Principal  Financial  and  Accounting  Officer
New York,  NY
Michael  Fortier
Secretary and Assistant  Treasurer
New York, NY

Investment  Advisor
Kleinwort Benson  Investment  Management  Americas Inc.
New York,  NY

Kleinwort  Benson
Australian  Income  Fund,  Inc.
200 Park  Avenue
New York,  NY 10166
(800) 237-4218